Microsoft Word 11.0.6502;



                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) December 23, 2005
                                                        -----------------



                          LYNCH INTERACTIVE CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



     Delaware                      1-15097                      06-1458056
--------------------------------------------------------------------------------
(State of other               (Commission File                (IRS Employer
    Jurisdiction of                Number)                       Identification)
    Incorporation)




     401 Theodore Fremd Avenue Rye, New York                      10580
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                    Zip Code



     Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                         ------------

ITEM 3.01 (d).  Notice of Delisting.
                --------------------

     On December 22, 2005, the Securities and Exchange Commission issued an order terminating the listing of the Company's common stock, par value $0.01 per share, on the American Stock Exchange and the related registration, effective December 23, 2006. On December 23, 2006, the Company filed a Form 15 with the Securities and Exchange Commission seeking to terminate its registration pursuant to Section 12 (g)(4) of the Securities Exchange Act of 1934. A copy of the Company's press release regarding these actions is attached as Exhibit 99.1(a).


ITEM 8.01. Other Events.
           -------------

     A copy of the Company's press release dated December 22, 2005 describing the results of its 1-for-100 reverse stock split is attached as Exhibit 99.1(b).

                                    SIGNATURE

         Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  LYNCH INTERACTIVE CORPORATION

                                                 /s/ John A. Cole
                                                 ----------------
                                                 John A. Cole
                                                 Vice President, General Counsel
                                                 and Secretary




Date: December 23, 2005











                                       2